PROSPECTUS SUPPLEMENT

May 1, 2024

for

Guardian Investor Group Variable Annuity

Issued by

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

The following supplemental information should be read in conjunction with the Prospectus dated May 1, 1998 for Guardian Investor Group Variable Annuity variable annuity contracts (the “Contracts”) issued through The Guardian Separate Account D (the “Separate Account”).

The information below regarding your allocation options replaces the chart of variable investment options in your prospectus, as amended, in the section entitled “Your Allocation Options — The Variable Investment Options.”

The following is a list of Funds currently available under your contract. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at: https://Guardianlife.onlineprospectus.net/Guardianlife/investorgroup/?ctype=supplement. You can also request this information at no cost by calling the Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342) or by sending an email request to GIAC_CRU@glic.com. Depending on the optional benefits you choose, you may not be able to invest in certain Funds.

The current expenses and performance information below reflects fee and expenses of the Funds, but do not reflect the other fees and expenses that your contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

			As of December 31, 2023

Type/Investment Objective	Portfolio Company And Adviser/SubAdviser	Current Expenses	1 Year Average Annual Total Return	5 Year Average Annual Total Return	10 Year Average Annual Total Return
Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity VIP Government Money Market Portfolio (Service Class 2)[1] Fidelity Management & Research Company and its affiliates Other investment advisers serve as sub-advisers for the fund.	0.52%	4.79%	1.58%	0.97%
The Fund seeks capital appreciation and income consistent with its asset allocation.	Value Line Capital Appreciation Investor EULAV Asset Management	1.10%	34.44%	11.07%	8.67%
The investment objective of the Fund is to maximize current income. Capital appreciation is a secondary objective but only when consistent with the Fund’s primary objective.	Value Line Core Bond EULAV Asset Management	0.80%	4.72%	0.55%	1.16%
The Fund’s sole investment objective is long-term growth of capital.	Value Line Larger Companies Focused Inv EULAV Asset Management	1.15%	59.06%	12.87%	11.89%
The Fund’s sole investment objective is long-term growth of capital.	Value Line Mid Cap Focused EULAV Asset Management	1.08%	22.11%	16.53%	12.76%

			As of December 31, 2023

Type/Investment Objective	Portfolio Company And Adviser/SubAdviser	Current Expenses	1 Year Average Annual Total Return	5 Year Average Annual Total Return	10 Year Average Annual Total Return
The Fund’s sole investment objective is long-term growth of capital.	Value Line Select Growth Fund EULAV Asset Management	1.16%	31.11%	16.78%	11.92%
Long-term capital appreciation.	Victory RS Large Cap Alpha VIP Series Victory Capital Management Inc.	0.55%	13.69%	11.89%	8.68%

(1)	There is no assurance that this Fund will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset-based separate account charges, the yield on this investment account may become low and possibly negative.

Except as set forth herein, all other provisions of the prospectus and supplement noted above shall remain unchanged.

THIS PROSPECTUS SUPPLEMENT SHOULD BE RETAINED FOR FUTURE REFERENCE.

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